Income Taxes - Summary of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current:
Federal	$ 21,321	$ 1,739	$ 3,549
State	9,899	5,073	5,107
Foreign	650	2,193
Income tax expense (benefit), Current	31,870	9,005	8,656
Deferred:
Federal	51,132	71,439	67,414
State	(2,574)	614	1,872
Foreign	(526)	(2,685)
Total deferred income tax expense	48,032	69,368	69,286
Total income tax expense	$ 79,902	$ 78,373	$ 77,942